EXECUTION COPY




CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                                SAVVIS COMMUNICATIONS CORP.
                                                12851 WORLDGATE DRIVE
                                                HERNDON, VIRGINIA 20170 USA
                                                1-703-234-8000
                                                1-703-234-8374 FAX - LEGAL DEPT.

August 16, 2001

Mr. Larry Ng
Executive Vice President
MoneyLine Network, Inc.
233 Broadway, 23rd Floor
New York, NY 10279

Re:  Network  Services  Agreement  between  SAVVIS  Communications   Corporation
("SAVVIS") and MoneyLine Corporation ("MoneyLine")

Dear Larry:

This letter of intent ("LOI") will confirm our mutual intentions with respect to the negotiation of a definitive written agreement (the "Agreement") for the sale by SAVVIS to MoneyLine of certain network services. Set forth below are the key terms and conditions of the Agreement.


1. SAVVIS, or affiliates of SAVVIS, will provide MoneyLine with Client IP Delivery for Worldwide Telerate and European and Asia Bridge customers (collectively "Telerate") and other services as defined in this LOI (the Client IP Delivery and other services, with the exception of Multicast, to be collectively defined as "Client IP Delivery"). MoneyLine will additionally purchase the Multicast Delivery from SAVVIS as detailed below, (the Client IP Delivery and Multicast collectively, "Services").

The Services and the pricing therefore are described in more detail on Exhibits A and B ([**] of the prices set forth in Exhibit B for Multicast services). The pricing in Exhibits A and B will re-evaluated [**]. The term of the Agreement shall be five (5) years commencing on the first day of the first full month following the later to occur of the execution of the Agreement and closing of the acquisition of Telerate by MoneyLine (the "Closing Date"). Each "Year" shall represent a 12 month period commencing on the Closing Date or the anniversary thereof, and each "Quarter" shall represent the first three months succeeding the Closing Date and any three month period thereafter succeeding such Quarter.

2. As of the date hereof, SAVVIS is providing certain Services to Telerate. MoneyLine shall purchase from SAVVIS those same type of Services as are currently being provided to Telerate at the prices as set forth in Exhibit B hereof; provided, however, MoneyLine shall purchase a minimum amount of Services (the "Minimum") on a quarterly basis as follows:

             -------------------- ----------------------- ----------------------- ---------------------
                   QUARTER           MINIMUM SPEND -         MINIMUM SPEND -             TOTAL
                                    CLIENT IP DELIVERY          MULTICAST
             -------------------- ----------------------- ----------------------- ---------------------
                      1                    [**]                    [**]                   [**]
             -------------------- ----------------------- ----------------------- ---------------------
                      2                    [**]                    [**]                   [**]
             -------------------- ----------------------- ----------------------- ---------------------
                      3                    [**]                    [**]                   [**]
             -------------------- ----------------------- ----------------------- ---------------------
                      4                    [**]                    [**]                   [**]
             -------------------- ----------------------- ----------------------- ---------------------
                YEAR 1 TOTAL               [**]                    [**]                 $63.00M
             -------------------- ----------------------- ----------------------- ---------------------
                      5                    [**]                    [**]                   [**]
             -------------------- ----------------------- ----------------------- ---------------------
                      6                    [**]                    [**]                   [**]
             -------------------- ----------------------- ----------------------- ---------------------
                      7                    [**]                    [**]                   [**]
             -------------------- ----------------------- ----------------------- ---------------------
                      8                    [**]                    [**]                   [**]
             -------------------- ----------------------- ----------------------- ---------------------
                 YEAR 2 TOTAL              [**]                    [**]                  $30.00M
             -------------------- ----------------------- ----------------------- ---------------------
                      9                    [**]                    [**]                   [**]
            -------------------- ----------------------- ----------------------- ---------------------
                     10                    [**]                    [**]                   [**]
             -------------------- ----------------------- ----------------------- ---------------------
                     11                    [**]                    [**]                   [**]
             -------------------- ----------------------- ----------------------- ---------------------
                     12                    [**]                    [**]                   [**]
              -------------------- ----------------------- ----------------------- ---------------------
                YEAR 3 TOTAL               [**]                    [**]                  $7.00M
              -------------------- ----------------------- ----------------------- ---------------------
              TOTAL COMMITMENT             [**]                    [**]                 $100.00M
             -------------------- ----------------------- ----------------------- ---------------------

[**] CONFIDENTIAL TREATMENT REQUESTED

3. In the event MoneyLine fails to purchase Services in any Quarter at least equal to the Minimum, SAVVIS shall invoice MoneyLine for an amount equal to the Minimum less the Services actually purchased by MoneyLine ("Shortfall Amount"), which amount shall be added to MoneyLine's bill in each month on a pro-rated basis in the immediately succeeding Quarter and cannot be carried over to the following Year. MoneyLine shall receive an "Excess Purchase Credit" for any Services purchased in excess of the Minimum in a given Quarter, provided, the Excess Purchase Credit may not exceed [**] of the Minimum Spend of the Quarter in which such Excess Purchase Credit was earned, and the Excess Purchase Credit may only be used in the immediately succeeding Quarter, as an offset to any obligation incurred pursuant to this paragraph #3 for failure to purchase the Minimum, provided that such percentage shall equal [**] for Excess Purchase Credits earned in the fourth and eighth Quarters and is eligible to be used in the fifth and ninth Quarters respectively.

4. MoneyLine shall have the option to purchase from SAVVIS, in each Tier 1 and Tier 2 City listed in Exhibit C: all of Telerate's European and Asian customer premises equipment (the "CPE"), tail circuits to the extent such circuits are transferable (the "Circuits"), and frame relay switches, which include Cascade 9000 frame relay switches (the "Switches"). An estimate of the number of Switches is also set forth herein for the cities listed in Exhibit C, and an accurate count of the Switches will be determined prior to the execution of the Agreement. By the end of Year 3, MoneyLine shall be required to purchase the Switches and CPE in all Tier 1 cities and the Switches and CPE in at least eleven Tier 2 cities, each as set forth in Exhibit C, with respect to which SAVVIS is providing Services, provided, however, MoneyLine shall not be required to purchase any CPE or accept assignment of and/or any obligations related to Circuits, which are not currently located at/connected to an active client who's status is reasonably expected to continue as active after the acquisition of the CPE and Circuits related thereto. Concurrently with receipt of notice for a request for transfer of the CPE and Switches in accordance with paragraph #9 below, SAVVIS shall use its commercially reasonable best efforts to assign to MoneyLine the local loop with respect to the Circuit. The price for each CPE shall be [**]. Of the [**] CPE Price, [**] will be payable in cash, and [**] will be payable in "CPE Credits". The CPE Credits may be used, pursuant to paragraph #11 below, by SAVVIS for the purchase of Customer Connection (which shall be the combination of CPE, Circuit, and Switch port as well as the PVC), and other services from a network service provider, who shall be a telecommunications company which has the capability to provide global high speed backbone services and data communication services "Network Service Provider", as delineated in paragraph #19. The price for each Switch shall be [**], adjusted by the schedule below. Payment for the CPE and Switches will become due when the CPE, Switches, and Circuits are Successfully Transferred as defined below. Successful Transfer or Successfully Transferred shall mean when SAVVIS turns over ownership, clean title and management control and responsibility of the CPE and Switches

[**] CONFIDENTIAL TREATMENT REQUESTED

(and management control, responsibility, and novation/assignment of the contracts for the Circuits), nominated by MoneyLine to be acquired in a given city, to MoneyLine. Successful Transfer shall include testing and acceptance for the CPE, Switches and Circuits which testing and acceptance method shall be agreed to by the parties in the Agreement. SAVVIS must notify MoneyLine of any requested use of CPE Credits by the end of Third Year, and all CPE Credits must be utilized by the end of the Fourth Year, after which the Credits are deemed to expire.

As stated above, the price for each Switch will be [**], provided, however that the preceding amount shall be adjusted by a factor reflecting the number of cities Successfully Transferred to MoneyLine (the "City Transfer Factor"), as detailed below:

Price per Switch
===================================================
    SWITCHES      CITY TRANSFER        PRICE PER
                     FACTOR             SWITCH
===================================================
       1                    [**]              [**]
===================================================
       2                    [**]              [**]
===================================================
       3                    [**]              [**]
===================================================
       4                    [**]              [**]
===================================================
       5                    [**]              [**]
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       6                    [**]              [**]
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       7                    [**]              [**]
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       8                    [**]              [**]
===================================================
       9                    [**]              [**]
===================================================
       10                   [**]              [**]
===================================================
       11                   [**]              [**]
===================================================
       12                   [**]              [**]
===================================================
       13                   [**]              [**]
===================================================
       14                   [**]              [**]
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       15                   [**]              [**]
===================================================
       16                   [**]              [**]
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       17                   [**]              [**]
===================================================
       18                   [**]              [**]
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       19                   [**]              [**]
===================================================
       20                   [**]              [**]
===================================================
       21                   [**]              [**]
===================================================
       22                   [**]              [**]
===================================================
       23                   [**]              [**]
===================================================
       24                   [**]              [**]
==================================================
       25                   [**]              [**]
===================================================
       26                   [**]              [**]
===================================================
       27                   [**]              [**]
===================================================
       28                   [**]              [**]
===================================================
       29                   [**]              [**]
===================================================
       30                   [**]              [**]
===================================================
       31                   [**]              [**]
===================================================
       32                   [**]              [**]
===================================================
       33                   [**]              [**]
===================================================
       34                   [**]              [**]
===================================================
       35                   [**]              [**]
===================================================
       36                   [**]              [**]
===================================================
       37                   [**]              [**]
===================================================
       38                   [**]              [**]
===================================================
       39                   [**]              [**]
===================================================
       40                   [**]              [**]
===================================================
       41                   [**]              [**]
===================================================
       42                   [**]              [**]
===================================================

[**] CONFIDENTIAL TREATMENT REQUESTED

5. MoneyLine shall have the option to purchase from SAVVIS all US and Canada customer premises equipment (the "CPE") and tail circuits (the "Circuits") to the extent such Circuits are transferable, with respect to which SAVVIS is providing Services, which excludes Customer Connection shared with Reuters. Concurrently with the transfer of the CPE, SAVVIS shall use commercially reasonable best efforts to assign to MoneyLine the local loop with respect to the Circuit. SAVVIS will provide Frame Relay ports and NNI connections as set forth in Sections 8 and 13. The price for each CPE shall be [**], which includes a right of access to and use of the switch ports at the SAVVIS POP in which the acquired CPE and Circuits connect to, for the prices set forth in paragraph #8 below for the term of the Agreement. Of the [**] CPE Price, [**] will be payable in cash, and [**] the Network Service Provider pursuant to paragraph #11 below. Payment will become due when SAVVIS has Successfully Transferred the CPE and Circuits. SAVVIS must notify MoneyLine of any requested use of CPE Credits by the end of Third Year, and all CPE Credits must be utilized by the end of the Fourth Year, after which the are deemed to expire.

6. After SAVVIS has Successfully Transferred the CPE, Switches and Circuits under Exhibit C as set forth in paragraphs #4 and #5 above, MoneyLine shall be solely responsible for any and all related Customer network management changes, including but not limited to, software modifications, remapping the PVC, IP Address changes, and Router configuration changes. After the Successful Transfer, MoneyLine shall also be solely responsible for any and all maintenance, management, and payment of third party charges (i.e. local loop charges), and SAVVIS will hold no further responsibility on the CPE, Switches and Circuits Successfully Transferred. The parties will further work together in good faith to develop a mutually acceptable scheme for the remapping of the IP Addresses which shall be set forth in the Agreement.

7. Until the first anniversary of the Closing Date, the parties shall mutually agree to certain administrative, operational or technical services to be provided by MoneyLine to SAVVIS, and which are reasonably necessary for SAVVIS to continue to provide the Services hereunder. SAVVIS will use its commercially reasonable best efforts to discontinue such services from MoneyLine as promptly as possible after the date hereof. In no event after the one-year anniversary of the Closing Date shall MoneyLine be required to provide any such administrative, operational or technical services to SAVVIS, unless otherwise mutually agreed upon by SAVVIS and MoneyLine in writing. To the extent any such services are provided, SAVVIS will pay for such services pursuant to a pricing schedule to be agreed upon in the Agreement, provided however, that such pricing will not be higher than [**].

8. For all cities for which SAVVIS provides Services, SAVVIS shall provide access to its frame relay switches and allow MoneyLine connectivity to the SAVVIS POP as part of the CPE purchase for each city. Port charges for the connection to the SAVVIS switch shall be based on following table:

     ---------------- -------------- ------------- --------------- ------------- ------------- -------------- ---------------
                         [**]           [**]           [**]           [**]          [**]          [**]            [**]
    ---------------- -------------- ------------- --------------- ------------- ------------- -------------- ---------------
    US                   [**]           [**]           [**]           [**]          [**]          [**]            [**]
    ---------------- -------------- ------------- --------------- ------------- ------------- -------------- ---------------
    Canada               [**]           [**]           [**]           [**]          [**]          [**]            [**]
    ---------------- -------------- ------------- --------------- ------------- ------------- -------------- ---------------
    Europe               [**]           [**]           [**]           [**]          [**]          [**]            [**]
    ---------------- -------------- ------------- --------------- ------------- ------------- -------------- ---------------
    Asia                 [**]           [**]           [**]           [**]          [**]          [**]            [**]
    ---------------- -------------- ------------- --------------- ------------- ------------- -------------- ---------------

[**] CONFIDENTIAL TREATMENT REQUESTED

Subject to availability, the specifics of which the parties will further develop in the Agreement, in the cities where SAVVIS has Successfully Transferred Switches, SAVVIS shall have the ability to purchase Frame Relay ports for any commercial customers, and MoneyLine shall provide such ports at the rates set forth above.

9. Upon a written notification from MoneyLine to SAVVIS for a transfer of assets with respect to any city (whether detailed in Schedule C, or otherwise) where SAVVIS is providing Service, SAVVIS shall provide on a commercially reasonable best efforts basis an orderly transfer of CPE, Switches (if being transferred, or appropriate availability of ports, if SAVVIS is retaining the Switch), the novation/assignment of Circuits, to the extent assignable, the assignment/transfer of all maintenance/technical support agreements related thereto, to the extent assignable, and shall cooperate with MoneyLine and/or the Network Service Provider, as applicable, to effect the orderly migration of the related Services from SAVVIS' network to the Network Service Provider's network. All of the preceding shall be required to occur within 60 days after SAVVIS' receipt of notice (and with respect to the Circuits as soon as practicable).

10. Performance Fee. As an incentive for SAVVIS to transfer all the CPE, Circuits and Switches to MoneyLine per city in an orderly and timely fashion, MoneyLine will pay SAVVIS a performance fee based on the following schedule.

==============================================================
       DATE          CITIES TRANSFERRED (#)       BONUS
==============================================================
      3/31/02                 [**]                 [**]
==============================================================
      6/30/02                 [**]                 [**]
==============================================================
      9/30/02                 [**]                 [**]
==============================================================
     12/31/02                 [**]                 [**]
==============================================================
      3/31/03                 [**]                 [**]
==============================================================
Completion of Europe by 12/31/02                   [**]
==============================================================
Completion of Asia by 12/31/02                     [**]
==============================================================
Completion of US by 12/31/03                       [**]
==============================================================

11. Commencing with the Closing Date of the Agreement, and for a period of five years thereafter, SAVVIS shall have the right to purchase the use of up to 256K of each Successfully Transferred Customer Connection, provided that it does not materially affect the level of service provided to MoneyLine's customers and no additional provisioning of circuits is required with any third party provider. In the event that SAVVIS requires a CPE upgrade or new CPE, SAVVIS shall be responsible for such costs. Until SAVVIS has utilized all of its CPE Credits, the rate for each Customer Connection will be [**]of the applicable price as indicated in the SAVVIS Pricing Proposal attached hereto as Exhibit B. Thereafter, [**].

In addition to the right to purchase the use of Successfully Transferred Customer Connections, the Network Service Provider will, subject to availability, provide SAVVIS the right to purchase the use of up to 256K of any Customer Connection on its network, subject to availability, the specifics of which the parties will further develop in the Agreement, or any other available service offered each to the extent such service is able to be provided on an "on-net" basis. If no such services are available to SAVVIS from the Network Service Provider, then MoneyLine shall pay SAVVIS the entire CPE Price in cash. Purchases on the Network Service Provider's network shall be on terms to be negotiated (and for which the use of CPE Credits shall be allowed), provided that the offering of such service does not materially affect the level of service provided to the Network Service Provider's other customers. The pricing for the services from the Network Service Provider will be equal to the most favorable rate being charged by the Network Service Provider to customers (other than controlled affiliates, to be defined) that purchase similar levels of service at the time of the purchase on similar terms and conditions.

12. Co-location shall be offered in SAVVIS and Telerate (including Bridge) POPs for Switches in Asia and Europe only. The fee to be paid for the co-location of such Switches by either party for such POPs shall be [**] per rack per

[**] CONFIDENTIAL TREATMENT REQUESTED
month (which includes dual 20 amps power supply). Any additional power usage shall be at an additional charge. All wiring and cabling for the Colocation shall be the responsibility of the colocating party.

13. The fee to be paid by MoneyLine for the connection of an external network to SAVVIS' Switch defined as a Network to Network Interface ("NNI") shall equal [**] per month for each T-1 connection and [**] per month for each DS3 connection. There shall also be an additional installation fee of [**] per each NNI connection. The prices herein do not include local access facilities which shall be MoneyLine's responsibility. In the event that SAVVIS orders NNI from MoneyLine, SAVVIS shall pay the fees set forth in this paragraph.

14. Commencing with the Closing Date and at the beginning of each month thereafter for the term of the Agreement, MoneyLine shall make a payment to SAVVIS in accordance with the payment schedule set forth in Exhibit D hereto. Billing for the Services shall commence on the Closing Date. Billing procedures shall be further detailed in the Agreement.

15. Prior to the closing, MoneyLine and SAVVIS will endeavor to agree on a plan for transferring to MoneyLine such European and Asian employees of SAVVIS who support the operation of the European and Asian Services.

16. In the event of a business downturn (to be defined in the Agreement) beyond MoneyLine's reasonable control or a divestiture of an affiliate of MoneyLine that significantly reduces the volume of network services required by MoneyLine with the result that it will not be commercially reasonable for MoneyLine to meet the Minimum, SAVVIS agrees that the Minimum will be revised downward to reflect the changed circumstances caused by the business downturn in a manner to be determined in the Agreement . This provision shall not apply to change resulting from a decision by MoneyLine to transfer portions of its traffic or projected growth to carriers other than SAVVIS. MoneyLine must give SAVVIS sixty (60) days' prior written notice of the conditions it believes will require the application of this provision.

17. In the event that SAVVIS elects to sell, assign, transfer or abandon certain of its assets, which are assets that are being used to provide Services or are necessary for the provision of Services MoneyLine shall have the right to make a best and final pricing offer for such assets. The parties acknowledge that this the rights under this paragraph shall not apply in the event that SAVVIS sells or transfers its capital stock.

18. For legacy Telerate connections and network, SAVVIS shall continue to provide full administration including moves, adds, deletes, management, and operate networking components, on a time as material basis until such time as MoneyLine migrates such legacy connections. This paragraph shall be further defined in the Agreement.

19. MoneyLine shall not assign this LOI or the Agreement, without the prior written consent of SAVVIS, provided however, the parties intend that MoneyLine shall assign its rights and obligations hereunder or under the Agreement (in whole or in part) to a Network Service Provider (as defined in paragraph #4) and, in connection therewith, such Network Service Provider will be acquiring certain of the assets and contractual rights otherwise being transferred to MoneyLine hereunder, which such assignment shall be subject to SAVVIS' consent. SAVVIS hereby agrees that [**] is an acceptable Network Service Provider and consents to assignment of this LOI and/or Agreement to [**], or a subsidiary of [**] reasonably acceptable to SAVVIS. If no such assignment is made by MoneyLine to a Network Service Provider on or prior to the Closing Date, the parties shall endeavor to find a mutually acceptable alternative. The terms of any such partial assignment shall be reasonably acceptable to SAVVIS. No assignment of the LOI or the Agreement shall relieve MoneyLine of its obligations hereunder or thereunder. If MoneyLine sells all (or substantially all) of its assets to a third party, MoneyLine agrees that this LOI or the Agreement shall be assigned to the purchaser of its assets in such sale.


20. In the event that (i) any petition is filed by or against a party, under any section or chapter of the present of any future federal Bankruptcy Code or under any similar law or statute of the United States (or any state or international

[**] CONFIDENTIAL TREATMENT REQUESTED
equivalent) and with respect to any petition filed against a party, and such petition is not dismissed within -90 days after the filing thereof; or (ii) a party is adjudged bankrupt or insolvent in proceedings filed under any section or chapter of the present or any future federal Bankruptcy Code (or any state or international equivalent) or becomes insolvent; or (iii) a receiver, custodian, or trustee is appointed for a party for any its assets, either party shall have the right to immediately terminate the Agreement or LOI upon notice to the other.

21. MoneyLine and SAVVIS shall agree to work in good faith to: i) enter into a SLA as part of the Agreement regarding the provision of the Services, substantially in the form of Exhibit E hereto, as may be modified by mutual agreement of the parties prior to execution of the Agreement; ii) establish an accurate accounting of actual expected Services to verify the number of client locations and iii) mutually cooperate on all other matters reasonably required to effectuate the acquisition and the actions contemplated by this LOI.

22. Subsequent to the execution hereof, the parties shall use their commercially reasonable best efforts to prepare the Agreement, with the intention that such Agreement will be entered into on or before September 30, 2001. Notwithstanding the foregoing, this LOI shall be the governing document between the parties until an Agreement is negotiated and executed by the parties. This LOI is intended to be a binding agreement, which the parties intend to replace with the Agreement which Agreement shall contain the terms in this LOI and such other standard commercially reasonable terms in an agreement of this type. This LOI will terminate if (1) MoneyLine does not enter into a purchase agreement for the Bridge assets as specified in its Asset Purchase Agreement for the purchase of Telerate assets globally and Bridge assets in Europe and Asia, (2) the closing of the transaction contemplated by the Asset Purchase Agreement does not occur by 12/31/01, or (3) MoneyLine does not obtain funding commitments in the amount of at least [**] prior to the Closing Date.

23. This LOI shall be governed by and construed in accordance with the laws of the State of New York (U.S.A.) (not including the choice-of-law rules thereof), and the parties hereby irrevocably submit to the exclusive jurisdiction of the New York Southern District Federal Courts for the purpose of all legal proceedings arising out of or relating to this Agreement.

                                           {Signature page follows}

[**] CONFIDENTIAL TREATMENT REQUESTED

If the foregoing is consistent with your understanding of our mutual intent, please sign the enclosed copy of his letter where indicated and this will constitute our mutual intent with respect to the matters specified above.

                                            Sincerely yours,

                                            SAVVIS Communications Corporation


                                            By: /s/ Matt Fanning

                                            Its: EVP, Strategic Development

We confirm our agreement to the foregoing.

                                            MoneyLine Network, Inc.


                                            By: /s/ Larry NG

                                            Its: EVP

                        EXHIBIT A - PRODUCT DESCRIPTIONS
                      MONEYLINE LETTER OF INTENT AGREEMENT
                                  ATTACHMENT 1
                             I. CLIENT IIP DELIVERY

A.      General Description

SAVVIS delivers market data for Bridge Information Systems via our Intelligent IP networking infrastructure. The Permanent Virtual Circuit (PVC) size options are from 64kb on a 64K, FT1 or T1 access loop, to 45MB on a DS3. Higher speeds are supportable. The CoS for Bridge is VBR-nrt-1 (priority level 1).

B.      Specific Description and Terms

1.   The initial term shall be a minimum of 1 year per Customer service ordered

2.   All circuits delivering Bridge and Telerate data are Service Class 1

3. SAVVIS shall have the option to provision either ATM or Frame Relay circuits to the Customer premises based on speed and service availability

4. SAVVIS owns the T-1 Loop and CPE as an extension of its network and may provision incremental services over that facility to the end client

5. SAVVIS will offer Customer a [**] discount off of its client price for the second Logical Connection that Customer purchases over the same T-1 Loop

6. Bundled Install Charge per client Logical Connection includes the following:

a) Local Access shall be defined as the connection from the customer's premise to the SAVVIS network provided by a Local Exchange Carrier (LEC).

b) Network Access Port shall be defined as the termination of the local access point at which the circuit enters the SAVVIS network. The Network Access Port shall be the "Edge" of the SAVVIS network.

c)  The logical connection shall be defined as the Permanent Virtual Circuit
     (PVC) that is built over the Local Access to the Network Access Port. Logical Connection is based on speed and class of service.

d) Customer Premises Router or Integrated Access Device shall be defined as the premise device managed by SAVVIS that denotes the demarcation point between the SAVVIS network and the customer's LAN. SAVVIS' management ends on the Ethernet port of this device.

e) Base Intelligent IP (IIP) Features shall include a variety of value-added IP services as part of the service delivery. Some of the IIP features include: ingress anti-spoofing, egress anti-spoofing and traffic shaping.

f) Analog dial line for Out of Band Management to the premise device. Customer must provide continuous power for the modem to which the analog line will be connected.

7.   Bundled Monthly Recurring Charges per client Logical Connections:

a) Local Access shall be defined as the customer's premise to the SAVVIS network provided by a Local Exchange Carrier (LEC).

b) Network Access Port shall be defined as the termination of the local access point at which the circuit enters the SAVVIS network. The Network Access Port is the "Edge" of the SAVVIS network.

c)   The logical connection shall be defined as the Permanent Virtual Circuit
     (PVC) that is built over the Local Access to the Network Access Port. Logical Connection is based on speed and class of service.

d) Customer Premises Router or Integrated Access Device shall be defined as the premise device managed by SAVVIS that denotes the demarcation point between SAVVIS and the customer's LAN. SAVVIS' management ends on the Ethernet port of this device.

e) Base Intelligent IP (IIP) Features shall include a variety of value-added IP services as part of the service delivery. Some of the IIP features include: ingress anti-spoofing, egress anti-spoofing and traffic shaping.

f) Analog dial line for Out of Band Management to the premise device. Customer must provide continuous power for the modem to which the analog line will be connected.

[**] CONFIDENTIAL TREATMENT REQUESTED

8.   Three Tiers of Pricing for Client Sites:
a)   Tier 1: Customer site directly connected to Multicast POP
b)   Tier 2: Customer site directly connected to Replicator POP
c) Tier 3: Customer site directly connected to remote POP without replicator or multicast functionality
9. Access Pricing: Three Bands of Pricing based on Distance of Client Site to SAVVIS POP:

              ---------------------------------- --------------------------------------- ---------------------------------------
              US -THREE BANDS                    EUROPE/ASIA                             CANADA
              ---------------------------------- --------------------------------------- ---------------------------------------
              a)       [**]                      a]   [**]                               a)   [**]
              ---------------------------------- --------------------------------------- ---------------------------------------
              b)       [**]                      b]   [**]                               b)   [**]
              ---------------------------------- --------------------------------------- ---------------------------------------
              c)       [**]                      c]                                      c)   [**]
              ---------------------------------- --------------------------------------- ---------------------------------------

                                  ATTACHMENT 2
                               MULTICAST DELIVERY

I.      DESCRIPTION OF SERVICES FOR MULTICAST DELIVERY

A.      General Description

The Multicast Delivery Service is divisible into two separate components: Bridge Feed Broadcast (BFB) and the XNET network.

XNET is designed to extend the Bridge database to co-location facilities. XNET is used to between the data transmitters (VGT, DGT and PGT) and Replicators. Vehicle Global Transmitters (VGT) generates real-time data, Delayed Global Transmitters (DGT) generates delayed data, and Page Global Transmitters (PGT) generates page data. Remote user servers sit on XNET.

The Bridge Feed Broadcast is a multicast stream delivered to client sites via unique PVC over the existing local loop, if bandwidth is available.

B.      Specific Description

1.  Minimum of 1 year term per multicast city ordered
2.  Installation charges are as set forth in the Price Schedule
3.  Adds/Moves/Changes are as set forth in the Price Schedule
4.  Multicast Hub - St. Louis
a) BLN Routers shall be defined as the routers that support DVMRP multicast communications.
b) Management shall include configuration, troubleshooting and support of the multicast delivery equipment.
c) Backbone connections shall be the PVC's setup between the routers carrying the multicast data.
d)  2 Hub Multicast Connections (dual feeds to each region)
1.   Multicast - Regional (9 US Cities, 4 Canada, 2 Europe, and 4 Asia
a) BLN Routers shall be defined as routers that support DVMRP multicast communications.
b) Backbone connections shall be the PVC's setup between the routers carrying the multicast data.
c)   Inter-POP Loops shall be the loops between two POPs.
d) Dual POPs per city in the United States only . (2 Multicast feeds per POP). International cities may receive a single feed to a single POP, or multiple feeds (one from 717 and one from 10050) to a single POP.
e) Minimum 2 MBPS bundled, thereafter pricing shall be on a per meg basic, as set forth in the Price Schedule.

[**] CONFIDENTIAL TREATMENT REQUESTED

                               EXHIBIT B - PRICING
                      MONEYLINE LETTER OF INTENT AGREEMENT



1.      CLIENT INTELLIGENT IP NETWORK DELIVERY PRICING:

                                 United States:



                                [GRAPHIC OMITTED]

included up to 15 kilometers in Europe/Asia


[GRAPHIC OMITTED]

                                    EXHIBIT B

               1. CLIENT INTELLIGENT IP NETWORK DELIVERY PRICING:

                             INTERNATIONAL PRICING:


                               [GRAPHIC OMITTED]





                                [GRAPHIC OMITTED]

                          2. MULTICAST DELIVERY PRICING


                                [GRAPHIC OMITTED]

                                    EXHIBIT C


MONEYLINE FRAME RELAY SWITCHES

COUNTRY                        CITY                         TIER      # OF SWITCHES
-------                        ----                         ----      -------------

Australia                      Sydney                       [**]               [**]
---------                      ------
Belgium                        Brussels                     [**]               [**]
-------                        --------
Denmark                        Copenhagen                   [**]               [**]
-------                        ----------
France                         Paris                        [**]               [**]
------                         -----
Germany                        Frankfurt                    [**]               [**]
-------                        ---------
Hong Kong                      Hong Kong                    [**]               [**]
---------                      ---------
Italy                          Milan                        [**]               [**]
-----                          -----
Japan                          Tokyo                        [**]               [**]
-----                          -----
Singapore                      Singapore                    [**]               [**]
---------                      ---------
Spain                          Madrid                       [**]               [**]
-----                          ------
Switzerland                    Zurich                       [**]               [**]
-----------                    ------
UK                             London                       [**]               [**]
--                             ------
Australia                      Melbourne                    [**]               [**]
---------                      ---------
Austria                        Vienna                       [**]               [**]
-------                        ------
Finland                        Helsinki                     [**]               [**]
-------                        --------
Germany                        Berlin                       [**]               [**]
-------                        ------
Germany                        Dusseldorf                   [**]               [**]
-------                        ----------
Germany                        Hamburg                      [**]               [**]
-------                        -------
Germany                        Munich                       [**]               [**]
-------                        ------
Greece                         Athens                       [**]               [**]
------                         ------
Hungary                        Budapest                     [**]               [**]
-------                        --------
Ireland                        Dublin                       [**]               [**]
-------                        ------
Italy                          Rome                         [**]               [**]
-----                          ----
Japan                          Osaka                        [**]               [**]
-----                          -----
Luxembourg                     Luxembourg                   [**]               [**]
----------                     ----------
Netherlands                    Amsterdam                    [**]               [**]
-----------                    ---------
New Zealand                    Wellington                   [**]               [**]
-----------                    ----------
Norway                         Oslo                         [**]               [**]
------                         ----
Philippines                    Manila                       [**]               [**]
-----------                    ------
Sweden                         Stockholm                    [**]               [**]
------                         ---------
Switzerland                    Basel                        [**]               [**]
-----------                    -----
Switzerland                    Geneva                       [**]               [**]
-----------                    ------
Taiwan                         Taipei                       [**]               [**]
------                         ------
UK                             Edinburgh                    [**]               [**]
--                             ---------

TOTAL                                                                          [**]
-----

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               EXHIBIT D

                                                           Payment Schedule



--------------- ------------- ------------- ------------ ------------- ------------- ------------ -------------------
M1              M2            M3            M4           M5            M6            M7           M8, M9, M10...
--------------- ------------- ------------- ------------ ------------- ------------- ------------ -------------------
[**]                          [**]                       [**]                        [**]         [**]
--------------- ------------- ------------- ------------ ------------- ------------- ------------ -------------------
[**]                          [**]                       [**]
--------------- ------------- ------------- ------------ ------------- ------------- ------------ -------------------
                [**]]         [**]          [**]         [**]          [**]]         [**]         [**]
--------------- ------------- ------------- ------------ ------------- ------------- ------------ -------------------


Key:

M# = Month 1, 2, 3...
ESM# = Expected Services for Month 1, 2, 3...
ASM# = Actual Services of Month 1,2, 3...
[**] = [**]credit for Month 1, 2, 3...
ASM# - ESM# = Delta between Actual and Expected Services for indicated Month. ASM# - [**] = Delta between Actual Services and [**] credit for indicated Month.

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               EXHIBIT E


Service Level Agreements ("SLAs") for: (a) Client Intelligent IP Network, (b) Data Feed Collector collection network and (c) Office Automation Network:
--------------------------------------------------------------------------------


===================== ===================== ==================== ===============
Intra-North America
===================== ===================== ==================== ===============
Class of Service      Average               Average SAVVIS       Average SAVVIS Core
                      Availability          Core RTD             Packet Loss
                      (Core/To Edge)
===================== ===================== ==================== ===============
Class 1               [**]                  [**]                 [**]
                      [**]
                      [**]
===================== ===================== ==================== =====================
Class 2               [**]                  [**]                 [**]
                      [**]
                      [**]
===================== ===================== ==================== =====================
Class 3               [**]                  [**]                 [**]
                      [**]
                      [**]
===================== ===================== ==================== =====================
Class 4               [**]                  [**]                 [**]
                      [**]                                       [**]
                      [**]
===================== ===================== ==================== =====================


===================== ===================== ==================== =====================

Intra-Europe
===================== ===================== ==================== =====================
Class of Service      Average               Average SAVVIS       Average SAVVIS Core
                      Availability          Core RTD             Packet Loss
                      (Core/To Edge)
===================== ===================== ==================== =====================
Class 1               [**]                  [**]                 [**]
                      [**]
                      [**]
===================== ===================== ==================== =====================
Class 2               [**]                  [**]                 [**]
                      [**]
                      [**]
===================== ===================== ==================== =====================
Class 3               [**]                  [**]                 [**]
                      [**]
                      [**]
===================== ===================== ==================== =====================
Class 4               [**]                  [**]                 [**]
                      [**]
                      [**]
===================== ===================== ==================== =====================

[**] CONFIDENTIAL TREATMENT REQUESTED


===================== ===================== ==================== =====================
Intra - Asia Pacific
===================== ===================== ==================== =====================
Class of Service      Average               Average SAVVIS       Average SAVVIS Core
                      Availability          Core RTD             Packet Loss
                      (Core/To Edge)
===================== ===================== ==================== =====================
Class 1               [**]                  [**]                 [**]
                      [**]
                      [**]
===================== ===================== ==================== =====================
Class 2               [**]                  [**]                 [**]
                      [**]
                      [**]
===================== ===================== ==================== =====================
Class 3               [**]                  [**]                 [**]
                      [**]
                      [**]
===================== ===================== ==================== =====================
Class 4               [**]                  [**]                 [**]
                      [**]
                      [**]
===================== ===================== ==================== =====================


===================== ===================== ==================== =====================
Trans-Atlantic
===================== ===================== ==================== =====================
Class of Service      Average               Average SAVVIS       Average SAVVIS
                      Availability          Core RTD             Packet Loss
                      (Core/To Edge)
===================== ===================== ==================== =====================
Class 1               [**]                  [**]                 [**]
                      [**]
                      [**]
===================== ===================== ==================== =====================
Class 2               [**]                  [**]                 [**]
                      [**]
                      [**]
===================== ===================== ==================== =====================
Class 3               [**]                  [**]                 [**]
                      [**]
                      [**]
===================== ===================== ==================== =====================
Class 4               [**]                  [**]                 [**]
                      [**]
                      [**]
===================== ===================== ==================== =====================

[**] CONFIDENTIAL TREATMENT REQUESTED



===================== ===================== ==================== =====================
Trans-Pacific
===================== ===================== ==================== =====================
Class of Service      Average               Average SAVVIS       Average SAVVIS Core
                      Availability          Core RTD             Packet Loss
                      (Core/To Edge)
===================== ===================== ==================== =====================
Class 1               [**]                  [**]                 [**]
                      [**]
                      [**]
===================== ===================== ==================== =====================
Class 2               [**]                  [**]                 [**]
                      [**]
                      [**]
===================== ===================== ==================== =====================
Class 3               [**]                  [**]                 [**]
                      [**]
                      [**]
===================== ===================== ==================== =====================
Class 4               [**]                  [**]                 [**]
                      [**]
                      [**]
===================== ===================== ==================== =====================

1.      DEFINITIONS

AVAILABILITY: Availability is defined a any network event resulting in downtime during which a customer cannot pass traffic for a period in excess of five (5) minutes will be deemed unavailability of the customer connection (an "Outage") provided that such Outage is on the SAVVIS network.

Monthly Average Availability is calculated via the following formula:

Average Monthly Availability (%) =

                  (Total hours in month-total unavailable hours in month) x 100
                   ------------------------------------------------------------
                           Total hours in a month

OUTAGE: An Outage shall be deemed to commence upon the opening of a trouble ticket with the SAVVIS Network Control Center and shall be deemed to terminate upon the restoration of service. An Outage shall not be deemed to occur upon the occurrence of routine maintenance for which the customer has been notified or upon the occurrence of an act outside of the control of SAVVIS such as loss of power at the customer premises or an act of nature.

CORE NETWORK: Core network is defined as the SAVVIS Network between SAVVIS Points of Presence (POPs), meaning all network elements from the ingress customer network port on the network node to the egress customer network port on the network node. Local access and customer premise equipment are specifically excluded.

EDGE: Edge is defined as inclusive of customer network port, local access, and customer premise equipment, measured end to end.

ON-NET: On-Net is defined as any services which are exclusively delivered across the SAVVIS Core Network and are fully managed and supported by SAVVIS.

OFF-NET: Off-Net is defined as any service that is not exclusively delivered across the SAVVIS Core Network and are fully managed and supported by SAVVIS.

[**] CONFIDENTIAL TREATMENT REQUESTED

PACKET LOSS:

Average Packet Loss per region (%) =

              Sum of Packets Lost per region in a month x 100 Total
              -----------------------------------------------------
                       packets sent per region in a month

Average Packet Loss for each region is defined as the number of packets delivered when sent between 2 points of presence (POPs) on a 256 kbps port within a region of the following average distance:

North America:                 [**]
Europe:                        [**]
Asia:                          [**]
Trans Atlantic:                [**]
Trans Pacific:                 [**]

REDUNDANT EDGE: Redundant Edge is defined as a customer implementation where more than one local access, SAVVIS-managed customer premise equipment, and customer network port has been put in place with diverse routing for resiliency purposes, measured end to end.

REGION: Is defined as below:

North America: Is defined as Canada and the USA.

Europe: Is defined as UK, Netherlands, Germany, Italy, France, Belgium, Switzerland and Sweden.

Asia: Is defined as Japan, Hong Kong, Singapore, and Australia.

Trans-Atlantic: Is defined as New York to London.

Trans-Pacific: Is defined as Los Angeles to Tokyo.

ROUND TRIP DELAY (RTD):

Average Round Trip Delay per region =

                  Sum of month's  RTD readings for region in milliseconds
                  -------------------------------------------------------
                           Total readings counted in a month per region

Average Round Trip Delay for each Region is defined as the delay required for a packet on a 256 kbps port to travel round trip an average distance of:

         North America:    [**]

         Europe:           [**]

         Asia:             [**]

         Trans Atlantic:   [**]

         Trans Pacific:    [**]

2.      CREDITS

[**] CONFIDENTIAL TREATMENT REQUESTED

AVAILABILITY:

Penalties will be paid for availability as listed below if the elapsed time from Ticket Open exceed the following:

Up to [**]:[**]of monthly billed site revenue per affected site, excluding local access.

[**]:[**]of monthly billed site revenue per affected site, excluding local access.

Over [**]:[**]of monthly billed site revenue per affected site, excluding local access.

ROUND TRIP DELAY:

If RTD exceeds targets listed in Section 1, SAVVIS will credit [**] of monthly billed site revenue per site on any sites connected to the affected POP, excluding local access.

PACKET LOSS:

If Packet Loss exceeds targets listed in Section 1, SAVVIS will credit [**] of monthly billed site revenue per site on any sites connected to the affected POP, excluding local access.





II.  MULTICAST DELIVERY SERVICE LEVEL AGREEMENT:

===================== ===================== ==================== =====================
Multicast Delivery
===================== ===================== ==================== =====================
Delivery Location     Average               Average      SAVVIS  Average  SAVVIS Core
                      Availability          Core RTD             Packet Loss
===================== ===================== ==================== =====================
North America         [**]                  [**]                 [**]
===================== ===================== ==================== =====================
Trans-Atlantic        [**]                  [**]                 [**]
===================== ===================== ==================== =====================
Trans-Pacific         [**]                  [**]                 [**]
===================== ===================== ==================== =====================

2.      DEFINITIONS

AVAILABILITY: Availability is defined a any network event resulting in downtime during which a customer cannot pass traffic for a period in excess of five (5) minutes will be deemed unavailability of the customer connection (an "Outage") provided that such Outage is on the SAVVIS network.

Monthly Average Availability is calculated via the following formula:

Average Monthly Availability (%) =

                  (Total hours in month-total unavailable hours in month) x 100
                   ------------------------------------------------------------
                           Total hours in a month

OUTAGE: An Outage shall be deemed to commence upon the opening of a trouble ticket with the SAVVIS Network Control Center and shall be deemed to terminate upon the restoration of service. An Outage shall not be deemed to occur upon the occurrence of routine maintenance for which the

[**] CONFIDENTIAL TREATMENT REQUESTED
customer has been notified or upon the occurrence of an act outside of the control of SAVVIS such as loss of power at the customer premises or an act of nature.

CORE NETWORK: Core network is defined as the SAVVIS Network between SAVVIS Points of Presence (POPs), meaning all network elements from the ingress customer network port on the network node to the egress customer network port on the network node. Local access and customer premise equipment are specifically excluded.

ON-NET: On-Net is defined as any services which are exclusively delivered across the SAVVIS Core Network and are fully managed and supported by SAVVIS.

PACKET LOSS:

Average Packet Loss within North America (%) =

                  Sum of Packets Lost per region in a month x 100
                  -----------------------------------------------
                      Total packets sent per region in a month

Average Packet Loss is defined as the number of packets delivered when sent between 2 points of presence (POPs) on a 256 kbps port within North America with an average distance of [**].

REGION: Is defined as below:

NORTH AMERICA: Is defined as Canada and the USA.

Trans-Atlantic: Is defined as New York to London.

Trans-Pacific: Is defined as Los Angeles to Tokyo.

Round Trip Delay (RTD):

Average Round Trip Delay   =

                  Sum of month's  RTD readings for region in milliseconds
                  -------------------------------------------------------
                           Total readings counted in a month per region

Average Round Trip Delay is defined as the delay required for a packet on a 256 kbps port to travel round trip an average distance of [**].

2.      CREDITS

SAVVIS will provide the following credits to MoneyLine:

Availability:

Penalties will be paid for availability as listed below if the elapsed time from Ticket Open exceed the following:

Up to [**]:[**] of monthly billed site revenue per affected site, excluding local access.

[**]:[**] of monthly billed site revenue per affected site, excluding local access.

[**]: [**] of monthly billed site revenue per affected site, excluding local access.

[**] CONFIDENTIAL TREATMENT REQUESTED

ROUND TRIP DELAY:

If RTD exceeds targets listed in Section 1, SAVVIS will credit [**] of monthly billed site revenue per site on any sites connected to the affected POP, excluding local access.

PACKET LOSS:

If Packet Loss exceeds targets listed in Section 1, SAVVIS will credit [**] of monthly billed site revenue per site on any sites connected to the affected POP, excluding local access.




[**] CONFIDENTIAL TREATMENT REQUESTED